Exhibit 31.4

CERTIFICATION OF THE CHIEF FINANCIAL OFFICER

PURSUANT TO RULES 13a-14 AND 15d-14 OF THE SECURITIES EXCHANGE ACT
OF 1934 AND SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Gerald Shencavitz, certify that:

1.	I have reviewed this Amendment No. 1 to the quarterly report Form 10-Q/A of Bar Harbor Bankshares; and

2.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: August 31, 2011	/s/Gerald Shencavitz

Name: Gerald Shencavitz Title: Executive Vice President and Chief Financial Officer